Consolidated Statements of Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Revenue
Revenue	$ 19,050	$ 18,475	$ 41,708
Cost of sales	(16,914)	(18,035)	(37,473)
Gross profit	2,136	440	4,235
Expenses
Sales and administration	9,730	9,526	7,812
Stock-based compensation	929	1,380	1,353
Amortization	862	2,572	872
Interest and finance costs	5,036	2,258	716
Change in fair value of embedded derivatives	(605)
Write-down of intangible asset	5,037
Gain on modification of debt	(492)	(803)
Foreign exchange (gain) loss	(1,728)	3,253	341
Expenses	18,769	18,186	11,094
Loss before taxes	(16,633)	(17,746)	(6,859)
Current income tax expense		202	464
Net loss	(16,633)	(17,948)	(7,323)
Vehicle Sales [Member]
Revenue
Revenue	13,651	13,165	38,197
Other [Member]
Revenue
Revenue	$ 5,399	$ 5,310	$ 3,511